SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549
                             ___________________

                                  FORM 8-K/A

                                  AMENDMENT 1


                                CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): January 28, 2000

                        Cistron Biotechnology, Inc.
                        ---------------------------
            (Exact name of registrant as specified in charter)

          Delaware                 0-15271              22-2487972

(State or other jurisdiction    (Commission File       (IRS Employer
       of incorporation)          Number)                Identification No.)


10 Bloomfield Avenue, Pine Brook, New Jersey              07058

(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code:  (973) 575-1700

                            Not Applicable

       (Former name or former address, if changed since last report)

Item 4.	Changes in Registrant's Certifying Accountant.
        ----------------------------------------------

		On January 28, 2000, Cistron Biotechnology, Inc. (the "Company") dismissed the firm of Deloitte & Touche, LLP ("Deloitte") as certifying accountants. In their place, the Company has engaged the firm of Wiss and Company to act as certifying accountants for the fiscal year ended June 30, 2000. The Company's Board of Directors unanimously approved the dismissal of Deloitte & Touche, LLP and the engagement of Wiss and Company.

		For the prior two fiscal years, the opinions of Deloitte have been unqualified with respect to uncertainty, audit scope and accounting principle. Further, during those two prior fiscal years and the interim period of the current fiscal year through January 28, 2000, there have been no:
                (a) disagreements with Deloitte on any matter of accounting principle or practice, financial statement disclosure, audit scope or audit procedure which disagreements, if not resolved to the satisfaction of Deloitte, would have caused it to make reference to the subject matter of the disagreements in connection with its report, or

                (b) reportable events as described in Items 304(a)(1)(iv) and
(v) of Regulation S-K.

                Deloitte has been provided with a copy of the foregoing statements in respect to Item 304(a) and its letter of response has been attached hereto as an exhibit.


Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.
        -------------------------------------------------------------------

        (c)     Exhibits.  The following exhibits are filed herewith:
                ---------
                  No.      DESCRIPTION
                  ---      -----------

                 16.1      Letter from Deloitte & Touche dated February 3,
                           2000

                 16.2      Letter from Deloitte and Touche dated
                           February 11, 2000

                                SIGNATURES
                                ----------

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Cistron Biotechnology, Inc.
                                                (Registrant)

                                        By:  /s/ISIDORE S. EDELMAN
                                             ---------------------
                                                Isidore S. Edelman
                                                Chairman & CEO

Dated: February 11, 2000

                                EXHIBIT INDEX
                                -------------

Exhibit  Number     Description
---------------     -----------

    16.1            Letter from Deloitte & Touche dated February 3, 2000.

    16.2            Letter from Deloitte and Touche dated February 11, 2000.


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